UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number  811-5850
                                    811-10171

Name of Fund:  Merrill Lynch Senior Floating Rate Fund, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Senior Floating Rate Fund, Inc., 800 Scudders Mill
Road, Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 08/31/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com



Merrill Lynch
Senior Floating Rate
Fund, Inc.



Annual Report
August 31, 2003



Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Senior Floating Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




Merrill Lynch Senior Floating Rate Fund, Inc.


Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. With that bit of good news, fixed income investments, which had become the asset class of choice during the long equity market decline, were left to perform on a new playing field.

The Federal Reserve Board continued its accommodative monetary policy into June 2003, when it brought the Federal Funds rate down to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of August 31, 2003, the ten-year Treasury bond was yielding 4.47%. This compared to a yield of 3.69% six months earlier and 4.14% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



A Discussion With Your Fund's Portfolio Managers


The fiscal year was marked by a meaningful positive turnaround in the performance of the leveraged loan market and the Fund.


How did the Fund perform during the fiscal year?

For the year ended August 31, 2003, the Common Stock of Merrill Lynch Senior Floating Rate Fund, Inc. had a net annualized yield of 4.75%, based on a year-end per share net asset value of $8.40 and $.399 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +9.61%, based on a change in per share net asset value from $8.05 to $8.40, and assuming reinvestment of $.399 per share ordinary income dividends. These results compare to the +9.80% total return of the Credit Suisse First Boston (CSFB) Leveraged Loan Index for the same period.

For the six-month period ended August 31, 2003, the total investment return on the Fund's Common Stock was +7.66%, based on a change in per share net asset value from $7.97 to $8.40, and assuming reinvestment of $.178 per share income dividends.

The low point for the Fund's net asset value was $7.78, which occurred in the last week of October 2002. By the end of the period, the net asset value recovered $.62 (8.0%) given strength from positive total returns in nine out of ten months.

Although the three-month London InterBank Offered Rate (LIBOR) fell from 1.81% at August 31, 2002 to 1.14% at August 31, 2003, the 12-month average daily yield for the Fund slipped only 15 basis points (.15%) as compared to the prior fiscal year, from 4.96% to 4.81%.


What were the primary market and economic developments that affected the Fund?

In our semi-annual report to shareholders dated February 28, 2003, we observed that both the leveraged loan market and the Fund had begun to rebound from one of the worst years in recent memory-- despite a slow start to economic recovery and no reversal in the Federal Reserve Board's interest rate policy. Those recoveries continued in the six months that followed, culminating in a year where returns approached double-digit levels.

The Fund's fiscal year opened amid continued technical price pressure--and, therefore, total return pressure--on leveraged loan assets. Concerns about corporate accounting scandals, fear of terrorism and uncertainty over the military activities in Afghanistan weighed on investor sentiment in disproportionate measure to underlying credit quality. The tone of the market began to change in November 2002 as these fears were either proved unwarranted or fell from the headlines.

The year 2003 began with a sizeable number of new loan issues, as many borrowers and underwriters had postponed transactions from the end of 2002. The demand for these loans remained strong throughout the first quarter of 2003, resulting in quick oversubscriptions, lowering of offered spreads and smaller allocations. Bids for quality paper in the secondary market often exceeded par as new collateralized debt obligations looked to put money to work quickly.

In March 2003, the pace of the new-issue market slowed considerably, probably in response to the uncertainty surrounding the commencement of military action in Iraq. The transactions that did come to market during the month were of two contrasting types. Well-rated, experienced borrowers in good sectors found the market very receptive to their offerings. These were quickly oversubscribed and, often, priced down. Conversely, many first-time or weaker issuers attempted to access the market but found that tighter terms and wider spreads were required to get their transactions done. Despite the war, demand in the secondary market remained strong.

From April through August 2003, the bank loan market, as measured by the CSFB Leveraged Loan Index, continued to add to the positive returns posted in the first quarter. However, after a +1.41% monthly return in April, the relative momentum slowed in each succeeding month, finishing with a +.21% return for August. Newly issued loans consistently broke syndication above par and remained there in secondary trading. Much of the competitiveness in the market emanated from an increased demand for quality paper, which vastly outstripped the supply. Money flowing into the non-investment grade sector, in the form of both new or expanded retail mutual funds and institutionally driven structured vehicles, stoked this demand.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Spurring the total return rebound and, consequently, the increased investment in the sector was a decrease in default rates. At year-end 2002, the default rate for leveraged loans tracked by Standard & Poor's stood at 6.0% by volume. By March this figure had fallen to 5.5%, and by the end of August it had declined to 2.67%, a level not seen in nearly five years.


What changes were made to the portfolio during the fiscal year?

In February 2003, the Fund converted from a stand-alone investment company to a "feeder" fund of Master Senior Floating Rate Trust (the Trust), whereby the Fund invests all of its assets into the Trust. In effect, the holdings of the Fund were combined with those of another feeder fund of the Trust. This essentially created a larger pool of similar assets that would provide for a greater market presence than the Fund had individually.

From a sector perspective, we continued to emphasize those industries with strong asset values and stable cash flow characteristics. The Trust's highest concentration remained in cable television, followed by wireless telecommunications, utilities, tower construction and chemicals. Cable television powered a good portion of the recoveries in 2003, despite a poor start to the annual period brought on by a market-wide sell-off after the Adelphia bankruptcy the period before. In fact, much of the positive impact on the Fund in 2003 was attributable to many of the sectors that hurt performance in 2002. These included those sectors we traditionally have favored and benefited from, including cable television, wireless communications and tower construction. Our investment hypothesis has been that each of these industries has strong cash flow with significant underlying asset valuations. We believe their market prices suffered in 2002 either for technical reasons (rather than intrinsic credit reasons), such as fallout from corporate scandals in isolated pockets of the sector, or from too much total leverage (rather than senior leverage), or from both. Our investment theory followed that as the tide of technical price pressures ebbed, our senior, secured positions in these names would regain their price footing. Thus far in 2003, the performance of the market and of these sectors, in particular, has validated our strategy of weathering the storm and holding on to our positions in these areas.


How would you characterize the Trust's position at the close of the period?

At the end of August, the Trust was composed of 155 issuers spread among 39 industries. The 155 issuers represented a further diversification of the Fund as compared to the 122 issuers held one year ago.

As compared to the CSFB Leveraged Loan Index, the Trust was underweight Ba and above names (34.5% versus 49.9% for the Index), overweight B (46.2% versus 28.6%), underweight Caa or below (3.3% versus 8.5%) and overweight Not Rated names (13.7% versus 12.9%). The ratings breakdown amounts to a slight year-over-year improvement in the Ba and above names relative to the Index and a significant improvement both in absolute and relative terms in the Caa or below category, where the Fund cut its exposure by more than half.

In summary, the fiscal year marked a substantial and sustained reversal of a negative tide that had swamped both the Fund and the leveraged loan market in general during the previous two years. The positive momentum, though, served to force down offered spreads and original discounts in the primary market and drive up bids in the secondary market. We attempted to take advantage of this situation by selling those names that we believed had reached recent and near-term highs, often either realizing a gain or diminishing a previously unrealized loss. Concurrently, we sought to selectively reinvest the proceeds of these sales (and other paydowns) in those new loan issues that we viewed as offering a satisfactory risk-return profile. We intend to remain relatively conservative in our investment approach so as not to sacrifice long-term quality in the pursuit of near-term yield.


Kevin J. Booth
Vice President and Portfolio Manager


Joseph P. Matteo
Vice President and Portfolio Manager


October 3, 2003



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Statements of Assets and Liabilities                                          Merrill Lynch Senior Floating Rate Fund, Inc.
As of August 31, 2003
Assets

               Investment in Master Senior Floating Rate Trust, at value
               (identified cost--$948,538,169)                                                               $  799,483,647
               Prepaid registration fees                                                                            385,528
                                                                                                            ---------------
               Total assets                                                                                     799,869,175
                                                                                                            ---------------

Liabilities

               Payables:
                 Dividends to shareholders                                                $     1,178,797
                 Administrator                                                                    160,053
                 Other affiliates                                                                 122,978         1,461,828
                                                                                          ---------------
               Accrued expenses                                                                                      87,666
                                                                                                            ---------------
               Total liabilities                                                                                  1,549,494
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   798,319,681
                                                                                                            ===============

Net Assets Consist of

               Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                      $     9,499,756
               Paid-in capital in excess of par                                                               1,210,855,985
               Accumulated distributions in excess of investment income--net              $     (214,416)
               Accumulated realized capital losses on investments from the Trust--net       (272,767,122)
               Unrealized depreciation on investments from the Trust--net                   (149,054,522)
                                                                                          ---------------
               Total accumulated losses--net                                                                  (422,036,060)
                                                                                                            ---------------
               Net Assets--Equivalent to $8.40 per share based on 94,997,558 shares of
               capital stock outstanding                                                                    $   798,319,681
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Statement of Operations                                                       Merrill Lynch Senior Floating Rate Fund, Inc.
For the Year Ended August 31, 2003++
Investment Income

               Interest                                                                                     $    27,923,949
               Facility and other fees                                                                              357,013
               Net investment income allocated from the Trust:
                 Interest                                                                                        25,513,568
                 Facility and other fees                                                                            847,746
                 Expenses                                                                                       (4,660,917)
                                                                                                            ---------------
               Total income and net investment income from the Trust                                             49,981,359
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     3,916,392
               Administration fees                                                              2,166,453
               Transfer agent fees                                                                816,429
               Tender offer fees                                                                  507,117
               Professional fees                                                                  238,456
               Accounting services                                                                118,579
               Loan interest expense                                                               92,994
               Printing and shareholder reports                                                    69,438
               Directors' fees and expenses                                                        42,166
               Registration fees                                                                   41,207
               Custodian fees                                                                      25,154
               Assignment fees                                                                      7,500
               Pricing fees                                                                         1,969
               Other                                                                               40,420
                                                                                          ---------------
               Total expenses                                                                                     8,084,274
                                                                                                            ---------------
               Investment income--net                                                                            41,897,085
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & from the Trust--Net

               Realized loss:
                 Investments--net                                                            (30,200,718)
                 The Trust--net                                                               (6,600,236)      (36,800,954)
                                                                                          ---------------
               Change in unrealized depreciation:
                 Investments--net                                                              17,672,336
                 The Trust--net                                                                52,685,881        70,358,217
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and from the Trust--net                         33,557,263
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    75,454,348
                                                                                                            ===============

++On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Statements of Changes in Net Assets                                           Merrill Lynch Senior Floating Rate Fund, Inc.
                                                                                                    For the Year
                                                                                                  Ended August 31,
Increase (Decrease) in Net Assets:                                                              2003++            2002
Operations

               Investment income--net                                                     $    41,897,085   $    69,750,988
               Realized loss on investments and from the Trust--net                          (36,800,954)      (50,385,938)
               Change in unrealized depreciation on investments and from the Trust--net        70,358,217      (78,494,316)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 75,454,348      (59,129,266)
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net                                                        (43,357,390)      (69,418,864)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (43,357,390)      (69,418,864)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions           (297,760,644)     (585,763,498)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                 (265,663,686)     (714,311,628)
               Beginning of year                                                            1,063,983,367     1,778,294,995
                                                                                          ---------------   ---------------
               End of year*                                                               $   798,319,681   $ 1,063,983,367
                                                                                          ===============   ===============
                 *Undistributed (accumulated) investment income (loss)--net               $     (214,416)   $     1,123,960
                                                                                          ===============   ===============

++On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Financial Highlights                                                          Merrill Lynch Senior Floating Rate Fund, Inc.
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                       2003+++        2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     8.05   $     8.82   $     9.45   $     9.73   $     9.97
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .38         .43           .79          .77          .65
               Realized and unrealized gain (loss) on
               investments and from the Trust--net                  .36        (.77)        (.62)        (.28)        (.24)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .74        (.34)          .17          .49          .41
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.39)        (.43)        (.80)        (.77)        (.65)
                                                             ==========   ==========   ==========   ==========   ==========
               Net asset value, end of year                  $     8.40   $     8.05   $     8.82   $     9.45   $     9.73
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                 9.61%      (4.09%)        1.52%        5.44%        4.23%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, excluding interest expense++             1.45%        1.41%        1.36%        1.31%        1.33%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses++                                         1.46%        1.41%        1.36%        1.31%        1.33%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             4.81%        5.07%        8.39%        8.17%        6.59%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Average amount of borrowings outstanding
               during the year (in thousands)                $8,138++++   $    3,374           --           --           --
                                                             ==========   ==========   ==========   ==========   ==========
               Average amount of borrowings outstanding
               per share during the year                     $  .07++++   $      .02           --           --           --
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  798,320   $1,063,983   $1,778,295   $2,492,591   $3,145,866
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover from the Trust                 56.56%       89.46%       50.82%       59.59%       60.06%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund's shares exists. If applicable, the Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.

++Includes the Fund's share of the Trust's allocated expenses.

++++Reflects the average amount of borrowings of the Fund prior to the Fund's conversion from a stand-alone investment company to a "feeder" fund on February 10, 2003.

+++On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Notes to Financial Statements
Merrill Lynch Senior Floating Rate Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/ feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at August 31, 2003 was 84.8%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1b of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. When the Fund was a stand-alone investment company, dividend income was recorded on the ex-dividend dates. Interest income was recognized on the accrual basis. Realized gains and losses on security transactions were determined on the identified cost basis.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $121,929 has been reclassified between accumulated realized capital losses and accumulated distributions in excess of investment income. This reclassification has no effect on net assets or net asset value per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2003, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $24,952 relating to the tender of the Fund's shares.

For the year ended August 31, 2003, the Fund reimbursed FAM $8,602 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (concluded)
Merrill Lynch Senior Floating Rate Fund, Inc.


3. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                           Dollar
August 31, 2003                           Shares             Amount

Shares sold                            1,561,464    $    12,799,507
Shares issued to shareholders
  in reinvestment of dividends         2,395,510         19,319,880
                                 ---------------    ---------------
Total issued                           3,956,974         32,119,387
Shares tendered                     (41,139,108)      (329,880,031)
                                 ---------------    ---------------
Net decrease                        (37,182,134)    $ (297,760,644)
                                 ===============    ===============



For the Year Ended                                           Dollar
August 31, 2002                           Shares             Amount

Shares sold                            3,294,745    $    27,972,326
Shares issued to shareholders
  in reinvestment of dividends         3,652,840         30,901,278
                                 ---------------    ---------------
Total issued                           6,947,585         58,873,604
Shares redeemed                     (76,275,932)      (644,637,102)
                                 ---------------    ---------------
Net decrease                        (69,328,347)    $ (585,763,498)
                                 ===============    ===============


4. Short term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. For the period September 1, 2002 to February 7, 2003, the average amount borrowed was approximately $8,138,000 and the average daily weighted borrowing rate was 2.15%.


5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002 was as follows:


                                       8/31/2003          8/31/2002
Distributions paid from:
   Ordinary income               $    43,357,390    $    69,418,864
                                 ---------------    ---------------
Total taxable distributions      $    43,357,390    $    69,418,864
                                 ===============    ===============


As of August 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $     3,499,495
Undistributed long-term capital gain--net                        --
                                                    ---------------
Total undistributed earnings--net                         3,499,495
Capital loss carryforward                            (246,934,067)*
Unrealized losses--net                              (178,601,488)**
                                                    ---------------
Total accumulated losses--net                       $ (422,036,060)
                                                    ===============

*On August 31, 2003, the Fund had a net capital loss carryforward of $246,934,067, of which $1,471,065 expires in 2004, $3,278,446 expires in 2005, $4,468,275 expires in 2006, $3,365,959 expires in
2007, $28,290,011 expires in 2008, $64,746,799 expires in 2009,
$87,904,309 expires in 2010 and $53,409,203 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Independent Auditors' Report
Merrill Lynch Senior Floating Rate Fund, Inc.


To the Shareholders and Board of Directors of Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 23, 2003



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Schedule of Investments                                                                   Master Senior Floating Rate Trust
                S&P         Moody's    Face
Industries++++  Rating+++   Rating+++  Amount      Senior Secured Floating Rate Loan Interests*                     Value
Aerospace--0.1%   BB        Ba2     $  1,300,000   Panamsat Corp., Term B, due 12/31/2008                    $    1,306,733

Amusement         BB-       Ba3        5,000,000   Metro-Goldwyn-Mayer Co., Term B, due 6/15/2008                 5,017,190
& Recreational
Services--0.5%

Apparel--0.5%     BB        B1         2,383,807   Levi Strauss, Term B, due 7/31/2006                            2,366,674
                                                   Walls Industries:
                  NR++      NR++         886,840      Term B, due 2/28/2005                                         800,205
                  NR++      NR++       1,296,195      Term C, due 2/28/2006                                       1,105,320
                                                                                                             --------------
                                                                                                                  4,272,199

Automotive        B+        B1         7,040,295   Citation Corporation, Term B, due 12/01/2007                   5,597,035
Equipment--2.5%   BB        Ba2        2,500,000   TRW Automotive, Term C, due 2/28/2011                          2,510,418
                                                   Tenneco Automotive Inc.:
                  B         B1         7,822,790      Term B, due 11/04/2007                                      7,843,043
                  B         B1         7,822,790      Term C, due 5/04/2008                                       7,848,636
                                                                                                             --------------
                                                                                                                 23,799,132

Broadcasting--    B+        Ba3        3,990,000   Cumulus Media, Term C, due 3/28/2010                           4,026,161
Radio &                                            Granite Broadcasting Corp.:
Television--1.8%  NR++      NR++       5,250,000      Term A, due 4/15/2004                                       5,118,750
                  NR++      NR++       1,500,000      Term B, due 4/15/2004                                       1,507,500
                  BB-       Ba2        1,943,600   Sinclair Broadcasting Group Inc., Term B, due 12/31/2009       1,957,571
                  NR++      NR++       4,090,541   VHR Broadcasting/Quoram Broadcasting, Term B, due
                                                   9/30/2007                                                      3,998,504
                                                                                                             --------------
                                                                                                                 16,608,486

Building          NR++      NR++       2,836,330   Trussway Industries Inc., Term B, due 12/31/2006               1,914,523
Materials--0.2%

Business          BB-       Ba3        6,164,397   Transaction Network Services, Term B, due 4/03/2007            6,173,410
Services--0.7%

Cable Television  BB        Ba3        4,975,000   CC VI Operating Company LLC, Term B, due 11/12/2008            4,482,475
Services--21.5%   B-        B2        14,676,500   CC VIII Operating Company LLC, Term B, due 2/02/2008          13,774,937
                  NR++      NR++      50,000,000   Century Cable Holdings LLC, Term, due 6/30/2009               41,946,450
                  B         B2        63,042,231   Charter Communications Holdings, Term B, due 3/18/2008        59,214,778
                  B         B2         7,408,725   Charter Communications Operating LLC, Incremental Term,
                                                   due 9/18/2008                                                  6,902,976
                  B         Ba3        9,550,000   Falcon Holdings Group, Term C, due 12/31/2007                  8,714,375
                                                   Frontiervision Operating Partners LP:
                  D         B2         3,582,057      Term A, due 9/30/2005                                       3,408,926
                  D         B2        15,668,000      Term B, due 3/31/2006                                      14,910,719
                  NR++      Caa1       9,975,000   Hilton Head/UCA Inc., Term B, due 3/31/2008                    8,129,625
                  BB+       Ba3        5,500,000   Insight Midwest, Term B, due 12/31/2009                        5,510,313
                  D         B2        23,500,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010             20,533,125
                  B-        B3        15,971,577   Pegasus Communications, Term, due 4/30/2005                   15,013,282
                                                                                                             --------------
                                                                                                                202,541,981

Chemicals--5.1%   NR++      NR++       3,674,210   CII Carbon LLC, Term, due 6/25/2008                            3,270,046
                  NR++      NR++       7,222,142   Cedar Chemical Corp., Term B, due 10/31/2003 (a)                 397,218
                  B+        Ba3        1,487,123   Ethyl Corporation, Term, due 4/30/2009                         1,500,135
                                                   Huntsman International LLC:
                  B+        B1        19,634,958      Term B, due 6/30/2007                                      19,708,589
                  B+        B1        19,634,958      Term C, due 6/30/2008                                      19,704,505
                  NR++      NR++       3,996,667   Pinnacle Polymers, Term B, due 4/30/2011                       3,972,963
                                                                                                             --------------
                                                                                                                 48,553,456

Computer-Related                                   Bridge Information Systems (a):
Products--0.4%    NR++      NR++       1,372,372      Multi-Draw, due 7/07/2003                                     150,961
                  NR++      NR++      10,247,246      Term B, due 5/29/2005                                       1,127,198
                  NR++      NR++       3,414,375   Stratus Technologies, Inc., Term B, due 2/26/2005              3,004,650
                                                                                                             --------------
                                                                                                                  4,282,809



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Schedule of Investments (continued)                                                       Master Senior Floating Rate Trust
                S&P         Moody's    Face
Industries++++  Rating+++   Rating+++  Amount      Senior Secured Floating Rate Loan Interests*                     Value
Consumer          B+        B1      $ 10,401,849   Burhmann NV, Term B, due 9/28/2007                        $   10,291,329
Products--1.7%                                     Simmons Co.:
                  BB-       Ba2        2,299,791      Term B, due 10/28/2005                                      2,307,937
                  BB-       Ba2        3,447,720      Term C, due 10/27/2006                                      3,462,373
                                                                                                             --------------
                                                                                                                 16,061,639

Electronics/      NR++      B3         3,481,740   DD Inc., Tranche B, due 4/22/2005                              1,914,957
Electrical                                         On Semiconductor Corporations "Semiconductor
Components--1.5%                                   Components":
                  B         B3         4,583,742      Term B, due 8/04/2006                                       4,542,204
                  B         B3         5,123,722      Term C, due 8/04/2007                                       5,077,291
                  B         B3         2,915,893      Term D, due 8/04/2007                                       2,886,734
                  NR++      B1         1,531,357   Trend Technologies, Inc., Term, due 2/28/2007 (a)                 15,314
                                                                                                             --------------
                                                                                                                 14,436,500

Energy--1.5%      BB-       Ba2        1,500,000   Citgo Petroleum Corp., Term B, due 2/27/2006                   1,550,625
                  BB-       Ba3        1,046,012   Dresser Inc., Term B, due 4/10/2009                            1,052,362
                  BB+       Ba1          984,375   Gulfterra Energy Partners, Term, due 09/01/2009                  984,375
                  BBB-      Ba1        5,431,250   Pride International Inc., Term, due 6/14/2007                  5,451,617
                  NR++      NR++       2,688,149   WH Energy Services, Term B, due 4/16/2007                      2,671,349
                  BB        B2         2,000,000   Williams Production RMT Company, Term, due 5/30/2007           2,017,500
                                                                                                             --------------
                                                                                                                 13,727,828

Environmental                                      IT Group Inc. (a):
Services--0.8%    D         Caa1       9,991,000      Term, due 6/08/2007                                           849,235
                  D         Caa1       5,084,407      Term B, due 6/11/2006                                         432,175
                  BB-       Ba3        6,305,848   URS Corporation, Term B, due 7/01/2008                         6,318,983
                                                                                                             --------------
                                                                                                                  7,600,393

Food & Kindred    BB-       Ba3          890,130   American Seafood, Term B, due 3/31/2009                          891,799
Products--1.4%    BB+       Ba1        6,177,578   Dean Foods Company, Term B, due 7/15/2008                      6,197,180
                  BB-       Ba3        3,705,735   DelMonte, Term B, due 12/20/2010                               3,741,866
                                                   Weight Watchers:
                  BB        Ba2        2,215,574      Term B, due 12/31/2009                                      2,230,806
                  BB        B1           284,426      Term C, due 12/31/2009                                        286,382
                                                                                                             --------------
                                                                                                                 13,348,033

Funeral Homes     NR++      Caa1      13,351,906   Prime Succession Inc., Term, due 8/29/2003 (a)                 6,008,358
& Parlors--0.6%

Gaming--2.0%      BB-       Ba3        6,411,386   Ameristar Casinos Inc., Term B, due 12/30/2006                 6,441,039
                  B+        B2         5,400,000   Marina District Finance Co., Term B, due 5/31/2007             5,433,750
                  B         B1         2,000,000   Pinnacle Entertainment, Term B, due 5/15/2008                  2,015,000
                  BB-       Ba2        1,500,000   Regal Cinema, Tranche B, due 6/30/2009                         1,512,188
                  B+        B1         2,970,000   Venetian Casino Resort, LLC/Las Vegas Sands, Inc.,
                                                   Term B, due 6/04/2008                                          3,009,599
                                                                                                             --------------
                                                                                                                 18,411,576

Grocery--0.6%     B+        B1         5,445,652   The Pantry Inc., Term, due 3/31/2007                           5,486,495

Health            BB        B1         1,836,735   Alaris Medical Systems, Inc., Term, due 6/30/2009              1,855,561
Services--3.8%    BB-       Ba3        2,000,000   Community Health, Term, due 1/16/2011                          2,007,500
                  BB-       Ba3        6,500,000   Davita, Term B, due 3/31/2009                                  6,528,437
                  BB-       B1         3,000,000   Kinetic Conc, Term B, due 8/11/2010                            3,022,500
                  BBB       Ba1        5,000,000   MedCo Health, Term B, due 6/30/2010                            5,031,250
                                                   Medical Specialties (a):
                  NR++      NR++      12,845,455      Axel, due 6/30/2004                                         3,211,364
                  NR++      NR++       4,418,182      Term, due 12/11/2001                                        1,104,545
                  NR++      NR++       5,723,889   Mediq/Prn Life Support, Tranche B, due 6/13/2003               4,979,783
                  B+        B1         6,219,770   MedPointe Inc., Term B, due 9/30/2008                          5,893,232
                  BB+       Ba2        2,493,750   Oxford Health, Term, due 4/30/2009                             2,504,141
                                                                                                             --------------
                                                                                                                 36,138,313



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Schedule of Investments (continued)                                                       Master Senior Floating Rate Trust
                S&P         Moody's    Face
Industries++++  Rating+++   Rating+++  Amount      Senior Secured Floating Rate Loan Interests*                     Value
Hotels &                                           Wyndham International, Inc.:
Motels--2.8%      NR++      NR++    $ 14,088,320      Increasing Rate Term, due 6/30/2006                    $   12,032,313
                  B-        NR++      17,299,606      Term, due 6/30/2006                                        14,453,821
                                                                                                             --------------
                                                                                                                 26,486,134

Household         BB-       Ba3        4,000,000   Corrections Corp of America, Term C, due 3/31/2008             4,025,000
Furniture &       BB-       Ba3        5,500,000   Josten's Inc., Term, due 7/29/2010                             5,530,938
Appliances--1.0%                                                                                             --------------
                                                                                                                  9,555,938

Leasing &         CCC+      C          8,303,942   Anthony Crane Rental LP, Term, due 7/22/2006                   5,093,081
Rental
Services--0.5%

Manufacturing--   B         B1         3,585,492   Alliance Laundry Systems LLC, Term B, due 6/01/2007            3,572,792
3.2%                                               ChannelMaster Holdings, Inc.:
                  NR++      NR++         253,559      Revolving Credit, due 11/15/2004                              148,332
                  NR++      NR++       4,692,326      Term, due 11/15/2004                                        2,745,011
                  B+        B1         2,602,715   Metokote, Term, due 11/02/2005                                 2,562,048
                  B         B2         1,712,671   Motor Coach Industries, Term, due 6/15/2006                    1,404,390
                  B+        B1        13,117,500   Mueller Group, Term E, due 5/31/2008                          13,129,214
                                                   SPX Corporation:
                  BBB-      Ba2        1,420,573      Term, due 9/30/2009                                         1,420,573
                  BBB-      Ba2          852,344      Term B, due 9/30/2009                                         857,138
                  BB-       B1         3,980,513   Trimas Corporation, Term B, due 12/31/2009                     3,988,158
                                                                                                             --------------
                                                                                                                 29,827,656

Media--0.2%       BB+       Ba2        2,000,000   Vivendi, Term B, due 6/30/2008                                 2,011,876

Metals &          NR++      NR++       9,886,916   Acme Metals, Inc., Term, due 12/01/2005 (a)                      790,953
Mining--3.4%      NR++      NR++      14,648,333   Copperweld Corp., Term A, due 10/31/2004                       6,957,958
                                                   International Steel Group:
                  BB+       Ba2        1,223,596      Term A, due 4/24/2006                                       1,217,861
                  BB+       Ba2        2,161,391      Term B, due 4/24/2007                                       2,152,612
                                                   Ispat International:
                  B-        Caa2       6,257,283      Term B, due 7/16/2005                                       4,380,098
                  B-        Caa4       6,257,283      Term C, due 7/16/2006                                       4,380,098
                  BB+       Ba1        5,000,000   Massey Energy, Term, due 1/01/2007                             5,009,375
                  CCC+      Ca        31,000,000   Ormet Corporation, Term, due 8/15/2008 (a)                     7,595,000
                                                                                                             --------------
                                                                                                                 32,483,955

Packaging--3.0%   B+        B1         4,950,000   Berry Plastics Corp., Term B, due 6/01/2010                    4,983,413
                  NR++      NR++      15,856,566   Dr. Pepper Bottling, Term B, due 10/07/2007                   15,873,913
                  B         B2         3,500,000   Graham Packaging Holdings Co., Term D, due 2/14/2010           3,499,563
                  B+        B1         3,750,000   Graphic Packaging, Term B, due 8/08/2010                       3,769,924
                                                                                                             --------------
                                                                                                                 28,126,813

Packaging &                                        Owens-Illinois Inc.:
Containers--0.3%  BB        B3         1,500,000      Term A, due 4/01/2007                                       1,496,954
                  BB        B3         1,500,000      Term B, due 4/01/2008                                       1,505,313
                                                                                                             --------------
                                                                                                                  3,002,267

Paper--0.8%                                        Stone Container Corporation:
                  B+        Ba3        6,059,939      Term B, due 6/30/2009                                       6,087,966
                  B+        Ba3        1,026,755      Term C, due 6/30/2009                                       1,031,503
                                                                                                             --------------
                                                                                                                  7,119,469

Petroleum         BB        Ba3        4,987,500   Tesoro Petroleum Corp., Term, due 4/15/2008                    5,021,345
Refineries--0.5%

Printing &        B         B1         4,993,491   Liberty Group Operating, Term B, due 3/31/2007                 4,987,249
Publishing--0.8%  BB        Ba3        2,487,500   RH Donnelley, Term B, due 4/30/2010                            2,537,942
                                                                                                             --------------
                                                                                                                  7,525,191



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Schedule of Investments (continued)                                                       Master Senior Floating Rate Trust
                S&P         Moody's    Face
Industries++++  Rating+++   Rating+++  Amount      Senior Secured Floating Rate Loan Interests*                     Value
Restaurants &     B+        B1      $  3,676,721   Domino's Pizza, Term, due 6/25/2010                       $    3,711,191
Food Service--
0.4%

Retail & Retail   BB-       Ba3        1,070,541   Advanced Stores, Term C-1, due 11/30/2007                      1,077,009
Specialty--0.7%   BBB+      Ba1        5,073,529   Shoppers DrugMart, Term F, due 2/04/2009                       5,086,741
                                                                                                             --------------
                                                                                                                  6,163,750

Tower             B-        B2        19,907,278   American Tower Systems Corp., Term B, due 12/31/2007          20,012,468
Construction &    B-        B3        15,756,510   Crown Castle Operating Company, Term B, due 3/31/2008         15,797,304
Leasing--5.6%     CC        B3        16,813,710   Spectrasite Communications, Term B, due 12/31/2007            16,924,059
                                                                                                             --------------
                                                                                                                 52,733,831

Transportation    BB+       Ba2        6,429,615   Kansas City Southern Railway Company, Term B, due
Services--2.1%                                     6/12/2008                                                      6,451,720
                  BB+       Ba3        1,980,000   Laidlaw International, Term B, due 6/30/2009                   1,993,201
                  B+        B1         9,052,744   North American Van Lines Inc., Term B, due 11/18/2007          8,932,515
                  BB-       B1         2,000,000   United Components, Term B, due 6/30/2010                       2,016,666
                                                                                                             --------------
                                                                                                                 19,394,102

Utilities--6.2%   BB        B2         7,000,000   The AES Corporation, Term, due 4/30/2008                       6,966,750
                                                   Aquila Networks Canada Corp.:
                  NR++      NR++       6,500,000      Term, due 7/31/2004                                         6,500,000
                  BB        B3         2,730,645      Term A, due 5/15/2006                                       2,742,870
                                                   Calpine Corporation:
                  B+        B1         7,000,000      Term, due 7/15/2007                                         6,632,500
                  B+        B1         4,500,000      Term, due 7/16/2007                                         4,508,437
                  B         Ba3        2,000,000      Term, due 8/26/2009                                         2,035,000
                  BB+       Baa2       1,980,000   Michigan Electric Transmission, Term B, due 4/30/2007          1,986,599
                                                   Mission Energy Holdings:
                  B-        Ba2        8,181,818      Term A, due 7/02/2006                                       4,526,517
                  B-        Ba2       23,318,182      Term B, due 7/02/2006                                      12,963,184
                  BB        Ba2        8,500,000   Southern California Edison Company, Term B, due
                                                   3/01/2005                                                      8,530,549
                  BB+       Ba1        1,683,137   Western Resources Inc., Term N, due 5/31/2005                  1,691,552
                                                                                                             --------------
                                                                                                                 59,083,958

Waste                                              Allied Waste Industries, Inc.:
Management--1.5%  BB        Ba3       10,628,571      Term, due 1/15/2010                                        10,704,491
                  BB        Ba3        3,571,429      Tranche A--Credit Linked Deposit, due 1/15/2010             3,596,725
                                                                                                             --------------
                                                                                                                 14,301,216

Wired             NR++      NR++       6,751,147   E. Spire Communication, Term C, due 8/11/2006 (a)                      1
Telecommuni-                                       Intera:
cations--1.0%     NR++      NR++       2,651,421      Term A, due 12/31/2005                                        793,305
                  NR++      NR++         883,250      Term B, due 12/31/2005                                        264,268
                  NR++      NR++       1,691,255      Term C, due 12/31/2005                                        506,023
                  BB-       Ba3        7,985,189   Valor Telecommunications, Term B, due 8/08/2008                7,970,216
                  NR++      Caa3      16,500,000   WCI Capital Corp., Term B, due 9/30/2007 (a)                      20,625
                                                                                                             --------------
                                                                                                                  9,554,438

Wireless                                           Centennial Cellular Operating Co.:
Telecommuni-      B+        B1         1,496,970      Term A (PR), due 11/30/2006                                 1,438,338
cations--9.8%     B+        B1         1,231,684      Term A (US), due 11/30/2006                                 1,183,443
                  B+        B1         2,848,566      Term C, due 11/30/2007                                      2,755,987
                                                   Nextel Communications, Inc.:
                  BB        Ba2        1,947,368      Term A, due 12/31/2007                                      1,883,836
                  BB        Ba2       17,111,897      Term B, due 6/30/2008                                      17,108,834
                  BB        Ba2       17,111,897      Term C, due 12/31/2008                                     17,108,834
                  BB        Ba2       30,158,699      Term D, due 3/31/2009                                      30,026,754



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Schedule of Investments (concluded)                                                       Master Senior Floating Rate Trust
                S&P         Moody's    Face
Industries++++  Rating+++   Rating+++  Amount      Senior Secured Floating Rate Loan Interests*                     Value
Wireless                                           Sygnet Wireless, Inc.:
Telecommuni-      B         Ba3      $ 1,699,492      Term A, due 9/23/2006                                  $    1,681,967
cations           B         Ba3        9,159,392      Term B, due 3/23/2007                                       9,062,073
(concluded)       B         Ba3        9,784,199      Term C, due 12/23/2007                                      9,668,011
                                                                                                             --------------
                                                                                                                 91,918,077

                                                   Total Senior Secured Floating Rate Loan Interests
                                                   (Cost--$1,016,553,197)--91.0%                                858,803,342


                                                   Corporate Debt
Chemicals--0.2%   NR++      NR++       1,662,678   PCI Chemicals, Canada, 10% due 12/31/2008                      1,421,590
                  NR++      NR++         526,515   Pioneer Companies, Inc., 4.60% due 12/31/2006                    447,538
                                                                                                             --------------
                                                   Total Corporate Debt (Cost--$7,227,732)--0.2%                  1,869,128


                                          Shares
                                            Held   Common Stocks
Chemicals--0.1%                          107,520   Pioneer Companies, Inc.                                          392,448

Metals & Mining--0.1%                     51,714   Acme Package Corp. Senior Holdings                             1,241,136

Wired Telecommunications--0.0%               839   Intera (Pacific Coin)                                                  0

                                                   Total Investments in Common Stocks
                                                   (Cost--$1,727,704)--0.2%                                       1,633,584


                                                   Preferred Stocks
Medical Equipment--0.0%                   14,398   Mediq Inc.                                                             0

                                                   Total Investments in Preferred Stocks (Cost--$0)--0.0%                 0


                                      Beneficial
                                        Interest   Short-Term Securities
                                     $72,474,320   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I**     72,474,320

                                                   Total Short-Term Securities (Cost--$72,474,320)--7.7%         72,474,320

                  Total Investments (Cost--$1,097,982,953)--99.1%                                               934,780,374
                  Other Assets Less Liabilities--0.9%                                                             8,097,456
                                                                                                             --------------
                  Net Assets--100.0%                                                                         $  942,877,830
                                                                                                             ==============

(a)Non-income producing security.

++Not Rated.

++++For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

+++Ratings of issues shown are unaudited.

*Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.
These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank
Offered Rate), (ii) the prime rate offered by one or more major U.S.
banks or (iii) the certificate of deposit rate.

**Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series, LLC
   Cash Sweep Series I                 $72,474,320     $423,975


See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Statement of Assets and Liabilities                                                       Master Senior Floating Rate Trust
As of August 31, 2003
Assets

               Investments, at value (identified cost--$1,097,982,953)                                       $  934,780,374
               Cash                                                                                               3,196,151
               Receivables:
                 Interest                                                                  $    5,040,465
                 Contributions                                                                    848,632
                 Commitment fees                                                                    6,972         5,896,069
                                                                                           --------------
               Prepaid expenses and other assets                                                                     27,187
                                                                                                             --------------
               Total assets                                                                                     943,899,781
                                                                                                             --------------

Liabilities

               Payables:
                 Investment adviser                                                               633,806
                 Other affiliates                                                                   8,620           642,426
                                                                                           --------------
               Accrued expenses and other liabilities                                                               379,525
                                                                                                             --------------
               Total liabilities                                                                                  1,021,951
                                                                                                             --------------

Net Assets

               Net assets                                                                                    $  942,877,830
                                                                                                             ==============

Net Assets Consist of

               Investors' capital                                                                            $1,106,318,449
               Unrealized depreciation on investments--net                                                    (163,440,619)
                                                                                                             --------------
               Net assets                                                                                    $  942,877,830
                                                                                                             ==============

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Statement of Operations                                                                   Master Senior Floating Rate Trust
For the Year Ended August 31, 2003
Investment Income

               Interest                                                                                      $   34,729,679
               Facility and other fees                                                                            1,039,900
                                                                                                             --------------
               Total income                                                                                      35,769,579
                                                                                                             --------------

Expenses

               Investment advisory fees                                                    $    5,812,754
               Accounting services                                                                209,168
               Professional fees                                                                  136,360
               Loan interest expense                                                               58,872
               Trustees' fees and expenses                                                         55,898
               Custodian fees                                                                      50,162
               Assignment fees                                                                     14,000
               Pricing fees                                                                        12,397
               Printing and shareholder reports                                                    10,937
               Other                                                                               58,945
                                                                                           --------------
               Total expenses                                                                                     6,419,493
                                                                                                             --------------
               Investment income--net                                                                            29,350,086
                                                                                                             --------------

Realized & Unrealized Gain on Investments--Net

               Realized loss on investments--net                                                               (14,781,467)
               Change in unrealized depreciation on investments--net                                             67,910,155
                                                                                                             --------------
               Total realized and unrealized gain on investments--net                                            53,128,688
                                                                                                             --------------
               Net Increase in Net Assets Resulting from Operations                                          $   82,478,774
                                                                                                             ==============

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Statements of Changes in Net Assets                                                       Master Senior Floating Rate Trust
                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                             2003                2002
Operations

               Investment income--net                                                      $   29,350,086    $   14,687,288
               Realized loss on investments--net                                             (14,781,467)      (15,359,304)
               Change in unrealized depreciation on investments--net                           67,910,155      (14,069,682)
                                                                                           --------------    --------------
               Net increase (decrease) in net assets resulting from operations                 82,478,774      (14,741,698)
                                                                                           --------------    --------------

Capital Transactions

               Proceeds from contributions                                                     19,158,032        22,661,968
               Fair value of net asset contributions                                          841,562,097                --
               Fair value of withdrawals                                                    (182,526,372)     (202,646,242)
                                                                                           --------------    --------------
               Net increase (decrease) in net assets derived from capital transactions        678,193,757     (179,984,274)
                                                                                           --------------    --------------

Net Assets

               Total increase (decrease) in net assets                                        760,672,531     (194,725,972)
               Beginning of year                                                              182,205,299       376,931,271
                                                                                           --------------    --------------
               End of year                                                                 $  942,877,830    $  182,205,299
                                                                                           ==============    ==============

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Statement of Cash Flows                                                                   Master Senior Floating Rate Trust
For the Year Ended August 31, 2003
Cash Provided by Operating Activities

               Net increase in net assets resulting from operations                                          $   82,478,774
               Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                 Increase in receivables                                                                          1,686,145
                 Increase in other assets                                                                            56,955
                 Decrease in other liabilities                                                                      415,688
                 Realized and unrealized loss on investments--net                                              (53,128,688)
                 Amortization of premium and discount                                                           (1,310,277)
                                                                                                             --------------
               Net cash provided by operating activities                                                         30,198,597
                                                                                                             --------------

Cash Provided by Investing Activities

               Proceeds from principal payments and sales of loan interests                                     512,915,701
               Purchases of loan interests                                                                    (315,337,985)
               Purchases of short-term investments--net                                                       (783,251,702)
               Proceeds from sales and maturities of short-term investments                                     732,593,322
                                                                                                             --------------
               Net cash provided by investing activities                                                        146,919,336
                                                                                                             --------------

Cash Used for Financing Activities

               Cash receipts of borrowings                                                                       40,000,000
               Cash payments on borrowings                                                                     (53,000,000)
               Cash receipts on capital contributions                                                            18,515,321
               Cash receipts from the acquisition of Merrill Lynch Senior Floating Rate Fund, Inc.                2,972,215
               Cash payments on capital withdrawals                                                           (182,526,372)
                                                                                                             --------------
               Net cash used for financing activities                                                         (174,038,836)
                                                                                                             --------------

Cash

               Net increase in cash                                                                               3,079,097
               Cash at beginning of year                                                                            117,054
                                                                                                             --------------
               Cash at end of year                                                                           $    3,196,151
                                                                                                             ==============

Cash Flow Information

               Cash paid for interest                                                                        $       68,984
                                                                                                             ==============

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Financial Highlights                                                                      Master Senior Floating Rate Trust
                                                                                                             For the Period
                                                                                                               October 6,
                                                                                 For the Year Ended             2000++ to
The following ratios have been derived from                                          August 31,                 August 31,
information provided in the financial statements.                             2003               2002              2001
Total Investment Return**

               Total investment return                                          11.07%            (4.66%)                --
                                                                        ==============     ==============    ==============

Ratios to Average Net Assets

               Expenses, excluding interest expense                              1.04%              1.09%            1.06%*
                                                                        ==============     ==============    ==============
               Expenses                                                          1.05%              1.12%            1.06%*
                                                                        ==============     ==============    ==============
               Investment income--net                                            4.80%              5.31%            7.92%*
                                                                        ==============     ==============    ==============

Leverage

               Amount of borrowings outstanding, end of period
               (in thousands)                                                       --     $       13,000                --
                                                                        ==============     ==============    ==============
               Average amount of borrowings outstanding during
               the period (in thousands)                                $        3,187     $        3,959                --
                                                                        ==============     ==============    ==============

Supplemental Data

               Net assets, end of period (in thousands)                 $      942,878     $      182,205    $      376,931
                                                                        ==============     ==============    ==============
               Portfolio turnover                                               56.56%             36.77%            19.53%
                                                                        ==============     ==============    ==============

*Annualized.

**Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Notes to Financial Statements
Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. On February 10, 2003, the Trust received all of the net assets of Merrill Lynch Senior Floating Rate Fund, Inc., a registered investment company that converted to a master/feeder structure. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust invests primarily in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the corporate loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Because agents, banks and intermediate participants from whom the Trust purchases the loan interest are primarily financial institutions, the Trust's investment in corporate loans at August 31, 2003 could be considered to be concentrated in the industry group consisting of financial institutions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Trustees. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for the loan interests, the Investment Adviser will value the Loan Interests at fair value, which is intended to approximate market value.

Securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price.
The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (continued)
Master Senior Floating Rate Trust


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--The Trust is considered as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

For the year ended August 31, 2003, the Trust reimbursed FAM $13,848 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2003 were $315,337,985 and $513,066,886, respectively.

Net realized losses for the year ended August 31, 2003 and net unrealized losses as of August 31, 2003 were as follows:


                                        Realized         Unrealized
                                          Losses             Losses

Loan interests                  $   (14,781,384)   $  (163,202,579)
Short-term investments                      (83)                 --
Unfunded loan interests                       --          (238,040)
                                ----------------   ----------------
Total                           $   (14,781,467)   $  (163,440,619)
                                ================   ================



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Notes to Financial Statements (concluded)
Master Senior Floating Rate Trust


As of August 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $163,299,642, of which $6,836,065 related to appreciated securities and $170,135,707 related to depreciated securities. At August 31, 2003, the aggregate cost of investments for Federal income tax purposes was $1,098,080,016.


4. Unfunded loan interests:
As of August 31, 2003, the Fund had unfunded loan commitments of approximately $4,061,000, which would be extended at the option of the borrower, pursuant to the following loan agreement:


                                                           Unfunded
                                                         Commitment
Borrower                                             (in thousands)

Channel Master Holdings, Inc.                              $    311
Granite Broadcasting Corporation                           $  3,750


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000.

For the year ended August 31, 2003, the average amount borrowed was approximately $3,187,000 and the daily weighted average borrowing rate was 1.85%.


6. Conversion of Merrill Lynch Senior Floating Rate Fund, Inc.:
In conjunction with the conversion of Merrill Lynch Senior Floating Rate Fund, Inc. into a master-feeder fund on February 10, 2003, the Trust received a contribution of substantially all of the Fund's net assets in exchange for a beneficial interest in the Trust. The net assets contributed by Merrill Lynch Senior Floating Rate Fund, Inc. were $841,562,097, including $201,740,404 of unrealized depreciation. The aggregate net assets of the Trust immediately after the contribution were $998,039,294.




MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Independent Auditors' Report
Master Senior Floating Rate Trust


To the Investors and Board of Trustees of Master Senior Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate Trust as of August 31, 2003, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and financial intermediaries; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Senior Floating Rate Trust as of August 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 23, 2003



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Portfolio Information (unaudited)
Master Senior Floating Rate Trust


As of August 31, 2003

                                           Percent of
Ten Largest Holdings                      Total Assets

Nextel Communications, Inc.*                   7.0%
Charter Communications Holdings                6.3
Century Cable Holdings LLC                     4.4
Huntsman International LLC*                    4.2
Wyndham International, Inc.*                   2.8
Olympus Cable Holdings LLC                     2.2
American Tower Corporation                     2.1
Frontiervision Operating Partners LP*          1.9
Sygnet Wireless, Inc.*                         1.9
Mission Energy Holdings*                       1.9

*Includes combined holdings and/or affiliates.



                                           Percent of
Five Largest Industries++                 Total Assets

Cable Television Services                     21.5%
Wireless Telecommunications                    9.8
Utilities                                      6.2
Tower Construction & Leasing                   5.6
Chemicals                                      5.1

++For Trust compliance purposes "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.



                                           Percent of
Quality Ratings by                         Long-Term
S&P/Moody's                               Investments

BBB/Baa                                        2.3%
BB/Ba                                         34.5
B/B                                           46.2
CCC/Caa                                        3.3
NR (Not Rated)                                13.7



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Officers and Directors/Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                       Position(s)   Length                                                 Overseen by    Held by
                       Held          Of Time                                                Director/      Director/
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director/Trustee


Terry K. Glenn*        President     1999 to  President and Chairman of Merrill Lynch       122 Funds      None
P.O. Box 9011          and           present  Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director/              Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011          Trustee                Funds since 1999; Chairman (Americas Region)
Age: 62                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investmentadviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
Administrators, L.P. The Director's/Trustee's term is unlimited.
Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund/Trust President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003




Officers and Directors/Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                       Position(s)   Length                                                 Overseen by    Held by
                       Held          Of Time                                                Director/      Director/
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Directors/Trustees*


Ronald W. Forbes       Director/     1989 to  Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095          Trustee       present  Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 62                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director/     1994 to  Professor, Harvard Business School since      48 Funds       Unum Provident
P.O. Box 9095          Trustee       present  1989.                                         49 Portfolios  Corporation;
Princeton,                                                                                                 Newell Rubber-
NJ 08543-9095                                                                                              maid, Inc.
Age: 51


Charles C. Reilly      Director/     1990 to  Self-employed financial consultant since      48 Funds       None
P.O. Box 9095          Trustee       present  1990.                                         49 Portfolios
Princeton,
NJ 08543-9095
Age: 72


Kevin A. Ryan          Director/     1992 to  Founder and Director Emeritus of the Boston   48 Funds       None
P.O. Box 9095          Trustee       present  University Center for the Advancement of      49 Portfolios
Princeton,                                    Ethics and Character; Professor of Education
NJ 08543-9095                                 at Boston University from 1982 to 1999 and
Age: 70                                       Professor Emeritus thereof since 1999.


Roscoe S. Suddarth     Director/     2000 to  President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095          Trustee       present  to 2001; Foreign Service Officer, United      49 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 68                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to the
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director/     1989 to  Dean Emeritus of New York University,         48 Funds       Bowne & Co.,
P.O. Box 9095          Trustee       present  Leonard N. Stern School of Business           49 Portfolios  Inc.; Vornado
Princeton,                                    Administration since 1994.                                   Realty Trust;
NJ 08543-9095                                                                                              Vornado
Age: 65                                                                                                    Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director/     2000 to  Executive Vice President of The Prudential    48 Funds       None
P.O. Box 9095          Trustee       present  Insurance Company of America from 1988        49 Portfolios
Princeton,                                    to 1994; Former Director of Prudential
NJ 08543-9095                                 Reinsurance Company and former Trustee of
Age: 68                                       The Prudential Foundation; Self-employed
                                              financial consultant since 1994.


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003



Officers and Directors/Trustees (unaudited)(concluded)
                       Position(s)   Length
                       Held          Of Time
Name, Address & Age    with Fund     Served*  Principal Occupation(s) During Past 5 Years
Fund/Trust Officers


Donald C. Burke        Vice          1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President     present  since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and           and      since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer     1999 to  since 1990.
Age: 43                              present


Kevin J. Booth         Vice          2000 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
P.O. Box 9011          President     present  from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 49


Joseph P. Matteo       Vice          2000 to  Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
P.O. Box 9011          President     present  from 1997 to 2001.
Princeton,
NJ 08543-9011
Age: 39


Bradley J. Lucido      Secretary     1999 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present  1999 to 2002 and Attorney thereof since 1995.
Princeton,
NJ 08543-9011
Age: 37


*Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard
R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Senior Floating Rate Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Senior Floating Rate Fund, Inc.


Date: October 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Senior Floating Rate Fund, Inc.


Date: October 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Senior Floating Rate Fund, Inc.


Date: October 24, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.